SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported):  June 1, 1995


             JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
             -------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


     Massachusetts             0-13473              04-2830750
     -------------             -------              ----------
       (State of             (Commission          (IRS Employer
     Organization)            File No.)        Identification No.)


          200 Berkeley Street
           Boston, MA  02117               (800) 722-5457
           -----------------               --------------
    (Address of principal executive   (Registrant's telephone
      offices, including zip code)     number, including area
                                               code)


                            Not Applicable
                            --------------
    (Former name or former address, if changed since last report)

             JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

ITEM 2 - Acquisition or Disposition of Assets
- ---------------------------------------------
Disposal of the Northgreen Apartments
- -------------------------------------
Since early 1992, new apartment construction has declined in Eugene, Oregon and absorption of vacant units has continued. In consideration of this gradual improvement in real estate market conditions in Eugene, Oregon, and the Northgreen Apartments property's stabilized occupancy rate and improved income and cash flow performance, the Northgreen Apartments, a 222-unit garden apartment complex, was listed for sale during the second quarter of 1994. Based upon the Managing General Partner's analysis of comparable sales transactions and a review of the offers received during the property's marketing period, the Partnership selected the offer from Northgreen Partners (the "Buyer") as the most favorable with respect to current and projected market conditions. Two previous offers had been selected and Purchase and Sale Agreements were executed, one on September 6, 1994 and the other on November 4, 1994. However, each of these prospective buyers exercised its right to terminate the Purchase and Sale Agreement and terminate the proposed transaction prior to the scheduled date of sale. Accordingly, the Managing General Partner resumed its efforts to locate another buyer for the property and selected the Buyer's offer and entered into a Purchase and Sale Agreement. There is no relationship between the Buyer and the Partnership or any associate, director or officer of the Managing General Partner.

Pursuant to a Purchase and Sale Agreement dated March 13, 1995, the Partnership sold the Northgreen Apartments to the Buyer on June 1, 1995 for a gross sales price of $9,200,000. In connection with this sale the Buyer assumed the related mortgage indebtedness, which amounted to $4,603,711 at the time of sale.


ITEM 7 - Financial Statements
- -----------------------------
(A)  Financial Statements

      Pro Forma Balance Sheet at March 31, 1995                      3

      Pro Forma Statement of Operations for the Three Months
        Ended March 31, 1995                                         5

      Pro Forma Statement of Operations for the Year Ended
        December 31, 1994                                            6

      Notes to Pro Forma Financial Statements                        7

(B)  Exhibits

      1.  Purchase and Sale Agreement between John Hancock
          Properties Limited Partnership and Northgreen Partners
          dated March 13, 1995                                      10

      2.  Loan Assignment and Assumption Agreement between
          Great West Life & Annuity Insurance Company, John
          Hancock Properties Limited Partnership and Northgreen
          Partners dated May 9, 1995                                21

             JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

On June 1, 1995, the Partnership sold the Northgreen Apartments property to the Buyer for a gross sales price of $9,200,000. In connection with this sale, the Buyer assumed the related mortgage indebtedness on the property in the amount of $4,603,711. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Northgreen Apartments property had been sold on March 31, 1995. The Pro Forma Statement of Operations for the three months ended March 31, 1995 reflects the continued operations of the Partnership as if the Northgreen Apartments property had been sold on December 31, 1994. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1994 reflects the continued operations of the Partnership as if the Northgreen Apartments property had been sold on December 31, 1993.



             JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                (A Massachusetts Limited Partnership)

                       PRO FORMA BALANCE SHEET
                            MARCH 31, 1995
                             (Unaudited)

                                         Pro Forma
                                         Historical      Adjustment for
                                          Summary        the Northgreen     Pro Forma
                                       March 31, 1995      Apartments     March 31, 1995
                                       --------------      ----------     --------------
Assets:
  Cash and cash equivalents               $607,802       $4,307,165        $4,914,967
  Restricted cash                          448,026        (107,973)           340,053
  Note receivable, net of allowance              -                -                 -
  Prepaid expenses and other assets         59,799         (47,898)            11,901

  Investment in property:
    Land                                 2,588,726        (900,000)         1,688,726
    Buildings and improvements          18,205,348      (6,431,461)        11,773,887
                                        ----------       ----------       -----------
                                        20,794,074      (7,331,461)        13,462,613
    Less:   accumulated depreciation   (6,975,047)        2,353,765       (4,621,282)
                                        ----------       ----------       -----------
                                        13,819,027      (4,977,696)         8,841,331
                                        ----------       ----------       -----------
     Total assets                      $14,934,654       ($826,402)       $14,108,252
                                       ===========        =========       ===========




                        Continued on Next Page

              JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                 (A Massachusetts Limited Partnership)

                  PRO FORMA BALANCE SHEET (Continued)
                            MARCH 31, 1995
                              (Unaudited)

                                                          Pro Forma
                                       Historical       Adjustment for
                                         Summary        the Northgreen      Pro Forma
                                      March 31, 1995      Apartments      March 31, 1995
                                      --------------      ----------      --------------
Liabilities:
  Accounts payable and accrued expenses   $373,171        ($54,072)          $319,099
  Accounts payable to affiliates           169,813                -           169,813
  Note payable to affiliate              1,000,000                -         1,000,000
  Long-term debt                        13,367,069      (4,614,490)         8,752,579
                                        ----------       ----------       -----------
     Total liabilities                  14,910,053      (4,668,562)        10,241,491

Partners' equity/(deficit):
  General Partners'                      (708,209)           38,422         (669,787)
  Limited Partners'                        732,810        3,803,738         4,536,548
                                        ----------       ----------       -----------
     Total partners' equity                 24,601        3,842,160         3,866,761
                                        ----------       ----------       -----------
     Total liabilities and
     partners' equity                  $14,934,654       ($826,402)       $14,108,252
                                       ===========       =========       ===========





















                See Notes to Pro Forma Financial Statements

                                   4

              JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                 (A Massachusetts Limited Partnership)

                   PRO FORMA STATEMENT OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 1995
                              (Unaudited)


                                         Historical
                                          Summary         Pro Forma         Pro Forma
                                       For the Three    Adjustment for    For the Three
                                        Months Ended    the Northgreen     Months Ended
                                       March 31, 1995     Apartments      March 31, 1995
                                       --------------     ----------      --------------
Income:
  Rental income                           $764,448       ($369,606)          $394,842
  Interest income                            8,674                -             8,674
                                        ----------       ----------       -----------
     Total income                          773,122        (369,606)           403,516

Expenses:
  Interest                                 284,546        (101,239)           183,307
  Property operating expenses              319,474        (104,484)           214,990
  Depreciation                             153,365         (57,324)            96,041
  General and administrative                37,049                -            37,049
                                        ----------       ----------       -----------
     Total expenses                        794,434        (263,047)           531,387
                                        ----------       ----------       -----------
     Net loss                            ($21,312)       ($106,559)        ($127,871)
                                        ----------       ----------       -----------
Allocation of net loss:
  General Partners'                         ($213)         ($1,066)          ($1,279)
  Limited Partners'                       (21,099)        (105,493)         (126,592)
                                        ----------       ----------       -----------
                                         ($21,312)       ($106,559)        ($127,871)

                                        ==========        =========       ===========

Net loss per Limited Partnership
  Unit outstanding                          ($0.96)           ($4.81)          ($5.77)

                                        ==========        =========       ===========









             See Notes to Pro Forma Financial Statements

              JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                 (A Massachusetts Limited Partnership)

                   PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1994


                                         Historical
                                          Summary         Pro Forma         Pro Forma
                                          For the       Adjustment for       For the
                                         Year Ended     the Northgreen      Year Ended
                                     December 31, 1994    Apartments    December 31, 1994
                                     -----------------     ----------   -----------------
                                         (Audited)       (Unaudited)       (Unaudited)
Income:
  Rental income                         $3,190,235     ($1,440,582)        $1,749,653
  Interest income                           30,141                -            30,141
                                        ----------       ----------       -----------
     Total income                        3,220,376      (1,440,582)         1,779,794

Expenses:
  Interest                               1,141,871        (408,262)           733,609
  Property operating expenses            1,373,439        (535,886)           837,553
  Depreciation                             624,361        (232,550)           391,811
  General and administrative               138,570                -           138,570
  Provision for/(recovery of)
    uncollectible note receivable         (13,903)                -          (13,903)
                                        ----------       ----------       -----------
     Total expenses                      3,264,338      (1,176,698)         2,087,640
                                        ----------       ----------       -----------
     Net loss                            ($43,962)       ($263,884)        ($307,846)

Allocation of net loss:
  General Partners'                         ($440)         ($2,639)          ($3,079)
  Limited Partners'                       (43,522)        (261,245)         (304,767)
                                        ----------       ----------       -----------
                                         ($43,962)       ($263,884)        ($307,846)
                                        ==========        =========       ===========

Net loss per Limited Partnership
  Unit outstanding                          ($1.98)          ($11.90)          ($13.88)
                                        ==========        =========       ===========










             See Notes to Pro Forma Financial Statements

              JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                 (A Massachusetts Limited Partnership)

                Notes to Pro Forma Financial Statements
                              (Unaudited)


Note 1 - Northgreen Apartments
- ------------------------------
On May 31, 1995 the Partnership sold the Northgreen Apartments property for a net sales price of approximately $8,900,000, after deductions for sales commissions and other expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $3,960,000, which represents the difference between the net sales price and the property's net book value of approximately $4,940,000. The Partnership received net cash proceeds of approximately $4,300,000 from the sale of the property (representing the excess of the net sales proceeds over the related mortgage indebtedness on the property, which indebtedness was assumed by the Buyer).

The historical financial statements are adjusted to show the effects resulting from the sale of the Northgreen Apartments property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at March 31, 1995 reflects the financial position of the Partnership as if the Northgreen Apartments property had been sold on March 31, 1995. The Pro Forma Statement of Operations for the three months ended March 31, 1995 reflects the continued operations of the Partnership as if the Northgreen Apartments property had been sold on December 31, 1994. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1994 reflects the continued operations of the Partnership as if the Northgreen Apartments property had been sold on December 31, 1993.

Note 2 - Allocation of Profits or Losses
- ----------------------------------------
Profits from the normal operations of the Partnership for each fiscal year, or portion thereof, are allocated between the Limited Partners and the General Partners in the same proportion as Distributable Cash from Operations, as defined in the Partnership Agreement, provided that (i) in no event shall the General Partners be allocated less than 1% of any such profits from normal operations, and (ii) if there is any fiscal year which produces no Distributable Cash from Operations but which produces profits for tax purposes from normal operations, such profits are allocated 90% to the Limited Partners and 10% to the General Partners.

Losses from the normal operations of the Partnership for each fiscal year or portion thereof are allocated 99% to the Limited Partners and 1% to the General Partners, except any such profits or losses which were based upon the Partnership's operations prior to the initial closing under the Partnership's offering of Units were allocated 99% to the General Partners and 1% to the initial Limited Partner. Distributable Cash from Operations is distributed 90% to the Limited Partners and 10% to the General Partners; provided, however, that in each fiscal year the General Partners will defer their receipt of any Distributable Cash from Operations to the extent necessary to provide the Limited Partners a non-cumulative return in such year equal to 4% of their Invested Capital, as defined in the Partnership Agreement. All distributions of Distributable Cash from Operations deferred by the General Partners accrue and are payable to them, to the extent possible, out of subsequent years' Distributable Cash from Operations remaining after the receipt by the Limited Partners of the aforesaid 4% return, or out of cash from sales and refinancings, as specified below.

              JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                 (A Massachusetts Limited Partnership)

                Notes to Pro Forma Financial Statements
                              (Unaudited)

Note 2 - Allocation of Profits or Losses (continued)
- ----------------------------------------------------
Cash from Sales or Refinancings, as defined in the Partnership Agreement, are distributed to the Limited Partners until the Limited Partners have received, first, a return of their total Invested Capital, and, second, such additional amount as may be necessary, after giving effect to all previous distributions of Distributable Cash from Operations and of Cash from Sales or Refinancings to the extent required to satisfy any deficiency in the Cumulative Return on Investment, as defined in the Partnership Agreement, to produce in the aggregate a Cumulative Return on Investment of 7% per annum for all fiscal quarters commencing on or after January 1, 1986, and ending prior to the date of such distribution. The General Partners are then entitled to receive an amount of Cash from Sales or Refinancings equal to any portion of the General Partners' share of Distributable Cash from Operations which was previously deferred in order to permit the payment to the Limited Partners of a non-cumulative return in each year equal to 4% of their Invested Capital. Any Cash from Sales or Refinancings remaining after the Limited Partners have received a return of their total Invested Capital plus the Cumulative Return on Investment of 7% per annum for all fiscal quarters commencing on or after January 1, 1986, and ended prior to the date of such distribution, and after the General Partners have received an amount of such cash equal to any such deferred payment of Distributable Cash from Operations, will be distributed 85% to the Limited Partners and 15% to the General Partners.

Cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's capital account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.

Profits from Sales or Refinancings are generally allocated in the same manner as cash from the related transaction. Losses from Sales or Refinancings are allocated 99% to the Limited Partners and 1% to the General Partners. In connection with the sale of the last of the Partnership's properties, and therefore the dissolution of the Partnership, profits will be allocated to any Partners having a deficit balance in their capital account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.

              JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                 (A Massachusetts Limited Partnership)




                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 15th day of June, 1995.


                           John Hancock Properties Limited Partnership

                           By:   John Hancock Realty Equities, Inc.,
                                 Managing General Partner



                                 By:  WILLIAM M. FITZGERALD
                                      --------------------------------
                                      William M. Fitzgerald, President



                                 By:  RICHARD E. FRANK
                                      --------------------------------
                                      Richard E. Frank, Treasurer
                                      (Chief Accounting Officer)